 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2015

SPEED COMMERCE, INC.

(Exact name of Registrant as specified in its charter)

Minnesota	000-22982	41-1704319
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1303 E. Arapaho Road, Suite 200

Richardson, TX 75081

(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 377-3331

                                  Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry Into a Material Definitive Agreement

Item 7.01 Regulation FD Disclosure

Item 9.01 Financial Statements and Exhibits

SIGNATURES

Exhibit Index

Item 1.01 Entry Into a Material Definitive Agreement.

On May 8, 2015, Speed Commerce, Inc., together with certain of its subsidiaries (collectively, the “Company”), entered into a Consent and Second Amendment to Amended and Restated Credit and Guaranty Agreement with various lenders (the “Lenders”) and Garrison Loan Agency Services, LLC acting as agent (the “Amendment”). The Amendment served to amend that certain Amended and Restated Credit and Guaranty Agreement entered into by and among the Company and the Lenders that was attached as Exhibit 10.1 to that certain current report on Form 8-K filed by the Company on November 26, 2014, as amended (the “Credit Agreement”). Capitalized terms utilized below are defined in the Credit Agreement.

Pursuant to the Amendment, among other things, the Credit Agreement has been amended as follows:

(i)

Certain balance sheet write-offs are permitted to be added back to the calculation of Consolidated Adjusted EBITDA and Consolidated EBITDA for the purposes of calculating the Company’s compliance with the financial covenants included in the Credit Agreement for the period ending March 31, 2015.

(ii)

In calculating the Company’s Consolidated Adjusted EBITDA for future periods, subject to the approval of the Administrative Agent, the Company is permitted to add back expenses not to exceed $2.5 million that relate to restructuring, transaction fees and expenses and other one-time charges.

(iii)	The interest rate payable on loans under the Credit Agreement has been revised to LIBOR +11%, with a 1% LIBOR floor.

(iv)	The Company will pay to the Lenders an amendment fee equal to 200 basis points.

(v)	The Company has agreed to provide the Lenders with certain additional forecasts and updates regarding the Company’s liquidity and financial condition.

(vi)	An additional financial covenant has been included in the Credit Agreement requiring the Company to have at least $1 million in unrestricted cash.

(vii)	The levels of certain financial covenants have been modified as follows:

Section 6.8 of the Credit Agreement has been amended by restating the table contained in clause (b) thereof in its entirety as follows:

Fiscal Quarter	Fixed Charge Coverage Ratio
December 31, 2014	1.15:1.00
March 31, 2015	1.15:1.00
June 30, 2015	1.00:1.00
September 30, 2015	0.75:1.00
December 31, 2015	0.90:1.00
March 31, 2016	0.70:1.00
June 30, 2016	1.25:1.00
September 30, 2016	1.25:1.00
December 31, 2016	1.25:1.00
March 31, 2017	1.30:1.00
June 30, 2017	1.30:1.00
September 30, 2017	1.30:1.00
December 31, 2017	1.30:1.00
March 31, 2018	1.35:1.00
June 30, 2018	1.35:1.00
September 30, 2018	1.35:1.00
December 31, 2018	1.35:1.00
March 31, 2019 and each Fiscal Quarter thereafter	1.50:1.00

Section 6.8 of the Credit Agreement has been amended by restating the table contained in clause (c) thereof in its entirety as follows:

Fiscal Quarter Ending	Leverage Ratio
December 31, 2014	4.50:1.00
March 31, 2015	4.50:1.00
June 30, 2015	5.50:1.00
September 30, 2015	6.25:1.00
December 31, 2015	5.25:1.00
March 31, 2016	5.25:1.00
June 30, 2016	3.50:1.00
September 30, 2016	3.40:1.00
December 31, 2016	3.30:1.00
March 31, 2017	3.10:1.00
June 30, 2017	3.00:1.00
September 30, 2017	3.00:1.00
December 31, 2017	3.00:1.00
March 31, 2018	2.60:1.00
June 30, 2018 and each Fiscal Quarter thereafter	2.50:1.00

Section 6.8 of the Credit Agreement has been amended by restating the table contained in clause (d) thereof in its entirety as follows:

Four Fiscal Quarter period (unless otherwise noted below) Ending	Consolidated EBITDA
one Fiscal Quarter period ending December 31, 2014	$3,000,000
two Fiscal Quarter period ending March 31, 2015	$5,750,000
June 30, 2015	$10,700,000
September 30, 2015	$10,700,000
December 31, 2015	$14,250,000
March 31, 2016	$16,000,000
June 30, 2016	$21,000,000
September 30, 2016	$22,500,000
December 31, 2016	$22,500,000
March 31, 2017	$25,000,000
June 30, 2017	$25,000,000
September 30, 2017	$25,000,000
December 31, 2017	$25,000,000
March 31, 2018	$25,000,000
June 30, 2018	$25,000,000
September 30, 2018	$25,000,000
December 31, 2018	$25,000,000
March 31, 2019	$25,000,000

Section 6.8 of the Credit Agreement has been amended by restating that section in its entirety as follows:

(e)     Maximum Consolidated Capital Expenditures. Company shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures, in any Fiscal Quarter and Fiscal Year indicated below, in an aggregate amount for Company and its Subsidiaries in excess of the corresponding amount set forth below opposite such Fiscal Quarter or Fiscal Year, as applicable:

Fiscal Quarter/ Fiscal Year	Consolidated Capital Expenditures
For the Fiscal Year ending March 31, 2015	$12,000,000
For the Fiscal Quarter ending June 30, 2015	$3,300,000
For the Fiscal Quarter ending September 31, 2015	$5,170,000
For the Fiscal Quarter ending December 31, 2015	$770,000
For the Fiscal Quarter ending March 31, 2016	$660,000
For the Fiscal Year ending March 31, 2017	$12,000,000
For the Fiscal Year ending March 31, 2018	$12,000,000
For the Fiscal Year ending March 31, 2019	$13,000,000

provided, that to the extent that the amount of Consolidated Capital Expenditures made in any Fiscal Year is less than the maximum amount permitted above during such Fiscal Year (without giving effect to any additional amount available as a result of this proviso), (i) up to fifty percent (50.0%) of such difference may be carried forward and used in the immediately succeeding Fiscal Year (but not any subsequent Fiscal Year), and (ii) in such immediately succeeding Fiscal Year, Consolidated Capital Expenditures shall be applied, first, to the permissible amount of Consolidated Capital Expenditures for such Fiscal Year, and, second, to the portion so carried forward; provided, further, that to the extent that the amount of Consolidated Capital Expenditures made in any Fiscal Quarter during any Fiscal Year is less than the maximum amount permitted above during such Fiscal Quarter, up to one hundred percent (100%) of such difference may be carried forward to subsequent Fiscal Quarters and used in the same Fiscal Year.

Item 7.01 Regulation FD Disclosure.

On May 11, 2015, the Company issued a press release discussing, among other things, the Amendment to the Credit Agreement (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information presented in Item 7.01 to this Current Report on Form 8-K is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits:

Exhibit

99.1            Press Release Issued on May 11, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPEED COMMERCE, INC.

Dated: May 11, 2015	By:	/s/ Ryan F. Urness
Name: Ryan F. Urness
Title: General Counsel and Secretary